UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
January 7, 2011
UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York	1-10542	11-2165495
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

7201 West Friendly Avenue		27410
Greensboro, North Carolina		(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (336) 294-4410
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
          Unifi, Inc. (the “Registrant”) is filing this Current Report on Form 8-K to recast its Annual Report on Form 10-K for the fiscal year ended June 27, 2010 (the “2010 Form 10-K”) to reflect the reverse stock split of the Registrant’s Common Stock (the “Reverse Stock Split”) at a reverse stock split ratio of 1-for-3, which became effective November 3, 2010. All share and per share computations in the 2010 Form 10-K have been retroactively adjusted for all periods presented to reflect the decrease in shares as a result of the Reverse Stock Split except as otherwise noted.
          This recast presentation is consistent with the presentations of share and per share computations in the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended September 26, 2010.
          Exhibits filed herewith and incorporated by reference in this Item 8.01 update the following sections in the 2010 Form 10-K for all applicable periods presented:
•	Exhibit 99.1 — Part II Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchasers of Equity Securities.

•	Exhibit 99.2 — Part II Item 6. Selected Financial Data.

•	Exhibit 99.3 — Part II Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

•	Exhibit 99.4 — Part II Item 8. Financial Statements and Supplementary Data.

•	Exhibit 99.5 — Part II Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.
     Even though those portions of the 2010 Form 10-K related to periods prior to the Reverse Stock Split, we are providing the revised information in accordance with Securities and Exchange Commission guidance to enable us to issue or incorporate by reference those financial statements and other information into subsequent registration statements that we may file with the Securities and Exchange Commission under the Securities Act of 1933, as amended.
     Except for matters noted above affecting changes in presentation, matters described in “Footnote 16A. Subsequent Events” contained in Exhibit 99.4 herein, or as otherwise disclosed herein, no other information in the 2010 Form 10-K is being updated for events or developments that occurred subsequent to the filing of the 2010 Form 10-K on September 10, 2010.
     Information contained in Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 should be read in conjunction with, and as a supplement to, information contained in the 2010 Form 10-K. For significant developments since the filing of the 2010 Form 10-K, please see the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended September 26, 2010, and other filings made with the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Part II Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchasers of Equity Securities of the Company’s Annual Report on Form 10-K for the fiscal year ended June 27, 2010

99.2	Part II Item 6. Selected Financial Data of the Company’s Annual Report on Form 10-K for the fiscal year ended June 27, 2010

99.3	Part II Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company’s Annual Report on Form 10-K for the fiscal year ended June 27, 2010

99.4	Part II Item 8. Financial Statements and Supplementary Data

99.5	Part II Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.
By:	/s/ Charles F. McCoy
Charles F. McCoy
Vice President, Secretary and General Counsel

Dated: January 7, 2011

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Part II Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchasers of Equity Securities of the Company’s Annual Report on Form 10-K for the fiscal year ended June 27, 2010

99.2	Part II Item 6. Selected Financial Data of the Company’s Annual Report on Form 10-K for the fiscal year ended June 27, 2010

99.3	Part II Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company’s Annual Report on Form 10-K for the fiscal year ended June 27, 2010

99.4	Part II Item 8. Financial Statements and Supplementary Data

99.5	Part II Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters